                                                                   Exhibit 99.38

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                  JANUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1993-16

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1993 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 16-A1 ...   $    0.00000000             Class 16-A17 ..   $    0.00000000
                  ---------------                               ---------------
Class 16-A2 ...   $   43.88363378             Class 16-A18 ..   $    0.00000000
                  ---------------                               ---------------
Class 16-A3 ...   $    0.00000000             Class 16-A19 ..   $    0.00000000
                  ---------------                               ---------------
Class 16-A5 ...   $   13.97431460             Class 16-A20 ..   $    0.00000000
                  ---------------                               ---------------
Class 16-A6 ...   $    4.78108816             Class 16-A21 ..   $    0.00000000
                  ---------------                               ---------------
Class 16-A7 ...   $    5.40674620             Class 16-A22 ..   $    0.00000000
                  ---------------                               ---------------
Class 16-A8 ...   $    5.32798124             Class 16-M ....   $    2.26340843
                  ---------------                               ---------------
Class 16-A9 ...   $    0.00000000             Class 16-B1 ...   $    0.00000000
                  ---------------                               ---------------
Class 16-A10 ..   $    0.00000000             Class 16-B2 ...   $    0.00000000
                  ---------------                               ---------------
Class 16-A11 ..   $    0.00000000             Class 16-B3 ...   $    0.00000000
                  ---------------                               ---------------
Class 16-A12 ..   $    0.00000000             Class 16-B4 ...   $    0.00000000
                  ---------------                               ---------------
Class 16-A13 ..   $    0.00000000             Class 16-B5 ...   $    0.00000000
                  ---------------                               ---------------
Class 16-A14 ..   $    0.00000000             Class 16-R ....   $    5.51000000
                  ---------------                               ---------------
Class 16-A15 ..   $    0.00000000             Class 16-RL ...   $    5.51000000
                  ---------------                               ---------------
Class 16-A16 ..   $    0.00000000
                  ---------------

          Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 16-A1 ...        0.00000000             Class 16-A17 ..        0.00000000
                  ---------------                               ---------------
Class 16-A2 ...       36.53300713             Class 16-A18 ..        0.00000000
                  ---------------                               ---------------
Class 16-A3 ...        0.00000000             Class 16-A19 ..        0.00000000
                  ---------------                               ---------------
Class 16-A5 ...       11.63357933             Class 16-A20 ..        0.00000000
                  ---------------                               ---------------
Class 16-A6 ...        3.98024304             Class 16-A21 ..        0.00000000
                  ---------------                               ---------------
Class 16-A7 ...        4.50110167             Class 16-A22 ..        0.00000000
                  ---------------                               ---------------
Class 16-A8 ...        4.43553006             Class 16-M ....        0.00000000
                  ---------------                               ---------------
Class 16-A9 ...        0.00000000             Class 16-B1 ...        0.00000000
                  ---------------                               ---------------
Class 16-A10 ..        0.00000000             Class 16-B2 ...        0.00000000
                  ---------------                               ---------------
Class 16-A11 ..        0.00000000             Class 16-B3 ...        0.00000000
                  ---------------                               ---------------
Class 16-A12 ..        0.00000000             Class 16-B4 ...        0.00000000
                  ---------------                               ---------------
Class 16-A13 ..        0.00000000             Class 16-B5 ...        0.00000000
                  ---------------                               ---------------
Class 16-A14 ..        0.00000000             Class 16-R ....        4.58706018
                  ---------------                               ---------------
Class 16-A15 ..        0.00000000             Class 16-RL ...        4.58706018
                  ---------------                               ---------------
Class 16-A16 ..        0.00000000
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 16-A1 ...        0.00000000             Class 16-A16 ..        8.67846769
                  ---------------                               ---------------
Class 16-A2 ...        3.07442092             Class 16-A18 ..        5.60965312
                  ---------------                               ---------------
Class 16-A3 ...        5.19412309             Class 16-A19 ..        4.03569574

                  ---------------                               ---------------
Class 16-A4 ...        4.51912459             Class 16-A20 ..        8.31059621
                  ---------------                               ---------------
Class 16-A5 ...        3.87408617             Class 16-A21 ..        8.87330951
                  ---------------                               ---------------
Class 16-A6 ...        1.66032259             Class 16-A22 ..        1.64120495
                  ---------------                               ---------------
Class 16-A7 ...        3.92711891             Class 16-M ....        5.21174997
                  ---------------                               ---------------
Class 16-A8 ...        4.72127345             Class 16-B1 ...        0.67544376
                  ---------------                               ---------------
Class 16-A9 ...        4.76188068             Class 16-B2 ...        0.00000000
                  ---------------                               ---------------
Class 16-A10 ..        4.77028408             Class 16-B3 ...        0.00000000
                  ---------------                               ---------------
Class 16-A11 ..        4.98635813             Class 16-B4 ...        0.00000000
                  ---------------                               ---------------
Class 16-A12 ..        5.81741796             Class 16-B5 ...        0.00000000
                  ---------------                               ---------------
Class 16-A13 ..        5.40188917             Class 16-S ....        0.26606221
                  ---------------                               ---------------
Class 16-A14 ..        5.40188780             Class 16-R ....        4.70000000
                  ---------------                               ---------------
Class 16-A15 ..        5.01876979             Class 16-RL ...        4.70000000
                  ---------------                               ---------------

     iii) The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................         0.19675762
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     iv)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $650,462,942.98
                                                                ---------------

          The aggregate number of loans included in the Pool
          Scheduled Principal Balances .....................              2,229
                                                                ---------------

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution
          Date:


                                       Class Certificate          Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

                    Class 16-A1 ...      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 16-A2 ...      $ 23,942,998.01               548.02
                                         ---------------      ---------------
                    Class 16-A3 ...      $ 93,510,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A4 ...      $ 95,424,568.36               856.07
                                         ---------------      ---------------
                    Class 16-A5 ...      $ 53,851,861.75               735.16
                                         ---------------      ---------------
                    Class 16-A6 ...      $ 53,851,861.75               735.16
                                         ---------------      ---------------
                    Class 16-A7 ...      $  3,806,612.11               750.66
                                         ---------------      ---------------
                    Class 16-A8 ...      $  1,759,937.78               868.68
                                         ---------------      ---------------
                    Class 16-A9 ...      $ 99,480,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A10 ..      $  5,069,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A11 ..      $ 57,962,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A12 ..      $ 57,962,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A13 ..      $  6,262,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A14 ..      $ 30,125,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A15 ..      $  9,348,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A16 ..      $  3,545,793.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A17 ..      $  2,686,207.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A18 ..      $ 22,140,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A19 ..      $  5,699,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A20 ..      $  3,320,999.97               999.99
                                         ---------------      ---------------
                    Class 16-A21 ..      $ 15,392,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-A22 ..      $ 14,208,000.00             1,000.00
                                         ---------------      ---------------
                    Class 16-M ....      $ 17,985,986.95               962.54
                                         ---------------      ---------------
                    Class 16-B1 ...      $ 10,816,389.73               964.80
                                         ---------------      ---------------
                    Class 16-B2 ...      $  7,210,926.50               964.80

                                         ---------------      ---------------
                    Class 16-B3 ...      $  4,332,839.27               966.07
                                         ---------------      ---------------
                    Class 16-B4 ...      $  1,444,279.77               966.07
                                         ---------------      ---------------
                    Class 16-B5 ...      $  3,174,814.58               943.68
                                         ---------------      ---------------
                    Class 16-S ....      $650,462,942.98               870.26
                                         ---------------      ---------------
                    Class 16-R ....      $        864.10               864.10
                                         ---------------      ---------------
                    Class 16-RL ...      $        864.10               864.10
                                         ---------------      ---------------

     vi)  The Pay-out Rate applicable to each class of
          Certificates:

Class 16-A1 ...        0.00000000%            Class 16-A16 ..       10.41416123%
                  ---------------                               ---------------
Class 16-A2 ...        6.23294789%            Class 16-A18 ..        6.73158374%
                  ---------------                               ---------------
Class 16-A3 ...        6.23294771%            Class 16-A19 ..        4.84283488%
                  ---------------                               ---------------
Class 16-A4 ...        6.23294769%            Class 16-A20 ..        9.97271554%
                  ---------------                               ---------------
Class 16-A5 ...        6.28281118%            Class 16-A21 ..       10.64797141%
                  ---------------                               ---------------
Class 16-A6 ...        2.69263327%            Class 16-A22 ..        1.96944595%
                  ---------------                               ---------------
Class 16-A7 ...        6.23294699%            Class 16-M ....        6.48226595%
                  ---------------                               ---------------
Class 16-A8 ...        6.48226736%            Class 16-B1 ...        0.84010286%
                  ---------------                               ---------------
Class 16-A9 ...        5.71425682%            Class 16-B2 ...        0.00000000%
                  ---------------                               ---------------
Class 16-A10 ..        5.72434090%            Class 16-B3 ...        0.00000000%
                  ---------------                               ---------------
Class 16-A11 ..        5.98362976%            Class 16-B4 ...        0.00000000%
                  ---------------                               ---------------
Class 16-A12 ..        6.98090156%            Class 16-B5 ...        0.00000000%
                  ---------------                               ---------------
Class 16-A13 ..        6.48226701%            Class 16-S ....        0.31927465%
                  ---------------                               ---------------
Class 16-A14 ..        6.48226536%            Class 16-R ....        6.48566599%
                  ---------------                               ---------------
Class 16-A15 ..        6.02252375%            Class 16-RL ...        6.48566599%
                  ---------------                               ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage

          Loan:

          book value .......................................    $          0.00
                                                                ---------------
          unpaid principal balance .........................    $          0.00
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days
             Number                 1       Principal Balance   $    231,574.54
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 1       Principal Balance   $    222,754.54
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 2       Principal Balance   $    459,046.63
                      ---------------                           ---------------

         (b)  in foreclosure
             Number                 3       Principal Balance   $    737,113.95
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi)  The Senior Percentage for such Distribution Date;           93.112964%
                                                                ---------------

          The Junior Percentage for such Distribution Date;            6.887036%
                                                                ---------------

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------

     x) Certificate Interest Rates of the following classes applicable to the Interest Accrual Period for such Distribution Date;


Class 16-A5 ...          6.300000%            Class 16-A19 ..          4.856083%
                  ---------------                               ---------------
Class 16-A6 ...          2.700000%            Class 16-A20 ..         10.000000%
                  ---------------                               ---------------
Class 16-A15 ..          6.039000%            Class 16-A21 ..         10.677103%
                  ---------------                               ---------------
Class 16-A16 ..         10.442654%            Class 16-A22 ..          1.974834%
                  ---------------                               ---------------
Class 16-A18 ..          6.750000%            Class 16-S ....          0.321300%
                  ---------------                               ---------------

          Certificate Interest Rates of the following classes applicable to the current Interest Accrual
          Period;

Class 16-A5 ...          6.050000%            Class 16-A19 ..          5.827305%
                  ---------------                               ---------------
Class 16-A6 ...          2.950000%            Class 16-A20 ..         10.000000%
                  ---------------                               ---------------
Class 16-A15 ..          6.035000%            Class 16-A21 ..          9.635435%
                  ---------------                               ---------------
Class 16-A16 ..         10.453199%            Class 16-A22 ..          3.103306%
                  ---------------                               ---------------
Class 16-A18 ..          6.500000%
                  ---------------